UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 7, 2020

PBF ENERGY INC.
PBF ENERGY COMPANY LLC
PBF HOLDING COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-206728-02	61-1622166
Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973)
455-7500
(Registrant’s Telephone Number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of The Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001	PBF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01.	Entry into a Material Definitive Agreement
On May 7, 2020, PBF Holding Company LLC, a Delaware limited liability company (“PBF Holding”), a subsidiary of PBF Energy Company LLC, a Delaware limited liability company (“PBF LLC”), and PBF Energy Inc., a Delaware corporation (“PBF Energy” and collectively with PBF Holding and PBF LLC, the “Company”), and certain of its wholly-owned subsidiaries, as borrowers or subsidiary guarantors (collectively with the Company, “PBF”) entered into an amendment (the “Amendment”) to the Company’s asset-based revolving credit agreement, among PBF, Bank of America, National Association (“BofA”), as administrative agent, and certain other lenders (the “ABL”) to increase PBF Holding’s ability to incur Secured Indebtedness (as defined under the ABL) from an amount equal to 10% of Total Assets (as defined in the ABL) to 20% of Total Assets.
BofA serves as the administrative agent under the ABL for the
 28-bank
 syndicate participating in the facility. Certain of the banks included in the syndicate participating in the facility and their respective affiliates have in the past provided, are currently providing and in the future may continue to provide, investment banking, commercial banking and other financial services to PBF in the ordinary course of business for which they have received and may in the future receive customary compensation. Certain of the
 28-bank
 syndicate participating in the facility and their respective affiliates also have commitments with the Company’s subsidiary, PBF Logistics LP.
The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form
 8-K
 and incorporated in this Item 1.01 by reference.
Item 2.02	Results of Operations and Financial Condition
The information set forth in the second paragraph of
“Preliminary Selected Financial Data of PBF Energy”
(including Exhibit 99.1) in Item 7.01 and in the second paragraph of “
Commencement of Notes Offering
” (including Exhibit 99.3) in Item 8.01 below is incorporated by reference into this Item 2.02.
Item 7.01.	Regulation FD Disclosure
Preliminary Selected Financial Data of PBF Energy
In connection with the Notes Offering (as defined below), PBF Energy and PBF LLC are disclosing certain information regarding PBF Energy, and PBF Energy is disclosing under this Item 7.01 of this Current Report on Form 8-K such information in Exhibit 99.1 hereto, which is incorporated herein by reference.
The information contained in this Item 7.01, including Exhibit 99.1 does not constitute an offer to sell, or a solicitation of an offer to buy, any of the notes in the Notes Offering or any other securities of the Company.
The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, will not be subject to liability under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.
Item 8.01.	Other Events
Commencement of Notes Offering
On May 7, 2020, PBF Energy issued a press release announcing that its indirect subsidiary, PBF Holding, and PBF Holding’s wholly-owned subsidiary, PBF Finance Corporation, as co-issuers,
intend to commence a private offering of Senior Secured Notes due 2025 (the “Notes Offering”) to eligible purchasers. PBF Holding intends to use the net proceeds from the Notes Offering for general corporate purposes. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
In connection with the Notes Offering, the Company is disclosing under this Item 8.01 of this Current Report on Form
 8-K
the information included as Exhibit 99.3 hereto, which is incorporated herein by reference. The information included in Exhibit 99.3 is being delivered to potential investors in connection with the Notes Offering.
The information contained in this Item 8.01, including Exhibit 99.2 and 99.3, does not constitute an offer to sell, or a solicitation of an offer to buy, any of the notes in the Notes Offering or any other securities of the Company.
PBF Energy Earnings Release and Quarterly Report on Form
10-Q
On May 7, 2020, PBF Energy issued a press release announcing that it will briefly delay its earnings conference call for the first quarter ended March 31, 2020, the filing of its Current Report on Form
8-K
setting forth its financial and operating results for the quarter ended March 31, 2020 (the “Earnings Release”) and the filing of its Quarterly Report on Form
 10-Q
for the quarter ended March 31, 2020 (the “Form
 10-Q”)
due to circumstances related to the coronavirus
(“COVID-19”)
pandemic in reliance on the “Order under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions From the Reporting and Proxy Delivery Requirements for Public Companies” dated March 25, 2020 (Release No. 34-88465) issued by the Securities and Exchange Commission. PBF Energy expects to hold its earnings conference call and to file the Earnings Release and the Form
 10-Q
no later than May 15, 2020. A copy of the press release is attached hereto as Exhibit 99.4 and is incorporated herein by reference.
Since early March 2020, PBF Energy has been following the recommendations of state and local health authorities to minimize the exposure risk for its employees, including suggested and mandated travel restrictions, office closures, stay-at-home
orders and limitations on the availability of workforces. These restrictions have in turn caused a delay in the completion of the Earnings Release and Form
 10-Q
process. In addition, PBF Energy’s management has had to devote significant time and attention to assessing the potential impact of the
COVID-19
pandemic and related events on its operations and financial position and developing operational and financial plans to address those matters, which has diverted management resources from completing the tasks necessary to file the Earnings Release and Form
 10-Q
by the applicable filing due date.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Second Amendment dated as of May 7, 2020 to Senior Secured Revolving Credit Agreement dated as of May 2, 2018, as amended.

99.1	Certain Information of PBF Energy.

99.2	Notes Offering Launch Press Release dated May 7, 2020.

99.3	Certain information being delivered to potential investors in connection with the Notes Offering.

99.4	Press Release of PBF Energy dated May 7, 2020 to announce the date change for first quarter 2020 earnings release and call.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: May 7, 2020	PBF Energy Inc.
(Registrant)

	By:	/s/ Erik Young
	Name:	Erik Young
	Title:	Senior Vice President, Chief Financial Officer

Date: May 7, 2020
PBF Energy Company LLC
(Registrant)

	By:	/s/ Erik Young
	Name:	Erik Young
	Title:	Senior Vice President, Chief Financial Officer

Date: May 7, 2020
PBF Holding Company LLC
(Registrant)

	By:	/s/ Erik Young
	Name:	Erik Young
	Title:	Senior Vice President, Chief Financial Officer